UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 9, 2025, Uniti Group Inc. (the “Company,” “we,” “us,” or “our”) issued a press release to announce an offering of secured fiber network revenue term notes (the “Notes”) by its subsidiaries, Uniti Fiber ABS Issuer LLC and Uniti Fiber TRS Issuer LLC. The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including those regarding the proposed offering of the notes.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations include, but are not limited to our and Windstream’s ability to consummate our merger (the “Merger”) with Windstream on the expected terms or according to the anticipated timeline, the risk that our merger agreement with Windstream (the “Merger Agreement”) may be modified or terminated prior to its expiration, that the conditions to our Merger with Windstream may not be satisfied or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the effect of the announcement of our Merger with Windstream on relationships with our customers, suppliers, vendors, employees and other stakeholders, and our operating results and the operating results of Windstream, the diversion of our management’s time on issues related to our Merger with Windstream, the risk that we fail to fully realize the potential benefits, expected synergies, efficiencies and cost savings from our Merger with Windstream within the expected time period (if at all), legal proceedings that may be instituted against us or Windstream following announcement of the Merger, the future prospects of our largest customer, Windstream, following its emergence from bankruptcy, adverse impacts of inflation and higher interest rates on our employees, our business, the business of our customers and other business partners and the global financial markets, the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements, the ability and willingness of our customers to renew their leases with us upon their expiration, our ability to reach agreement on the price of such renewal or ability to obtain a satisfactory renewal rent from an independent appraisal, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms or operate and integrate the acquired businesses, our ability to generate sufficient cash flows to service our outstanding indebtedness and fund our capital funding commitments, our ability to access debt and equity capital markets, the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates, our ability to retain our key management personnel, changes in the U.S. tax law and other federal, state or local laws, whether or not specific to REITs, covenants in our debt agreements that may limit our operational flexibility, the possibility that we may experience equipment failures, natural disasters, cyber-attacks or terrorist attacks for which our insurance may not provide adequate coverage, the risk that we fail to fully realize the potential benefits of or have difficulty in integrating the companies we acquire, other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the U.S. Securities and Exchange Commission.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued January 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President - General Counsel and Secretary